UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2018

STRONGBRIDGE BIOPHARMA plc

(Exact name of registrant as specified in its charter)

Ireland (State or other jurisdiction of incorporation)	001-37569 (Commission File Number)	98-1275166 (I.R.S. Employer Identification No.)

900 Northbrook Drive Suite 200 Trevose, PA (Address of principal executive offices)	19053 (Zip Code)

Registrant’s telephone number, including area code: (610)254-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see  General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☒

Item 2.02              Results of Operations and Financial Condition.

On March 12, 2018, Strongbridge Biopharma plc (the “Company”) issued a press release reporting fourth quarter and year-end 2017 financial results and providing a corporate update. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information contained in this Current Report on Form 8-K and Exhibit 99.1 is being furnished to the Commission and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report on Form 8-K and Exhibit 99.1 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 7.01              Regulation FD.

The response to Item 2.02 is incorporated herein by reference to this Item 7.01.

Item 9.01              Financial Statements and Exhibits.

(d)   Exhibits

Exhibit Number	Exhibit Table

99.1	Press Release issued by Strongbridge Biopharma plc, dated March 12, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRONGBRIDGE BIOPHARMA PLC

	By:	/s/ A. Brian Davis
Name: A. Brian Davis
Title: Chief Financial Officer

Date: March 12, 2018